SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

_______________________________

SCHEDULE 14A INFORMATION

_______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AVALON GLOBOCARE CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Avalon GloboCare Corp.

2022

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

December 29, 2022

at 11:00 a.m. Eastern Time

Avalon GloboCare Corp.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 29, 2022

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Avalon GloboCare Corp. (“Avalon” or the “Company”) will be held on December 29, 2022, at 11:00 a.m. Eastern Time, to consider the below proposals. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/AVCO2022. The proposals are as follows:

(1)    To elect the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

(2)    To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022; and

(3)    To act on such other matters as may properly come before the meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Proxy Statement.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” the election of the named nominees as directors and for Proposal 2. A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience or vote via the Internet as instructed herein to ensure that your shares will be represented. We suggest that you provide your vote electronically through the Internet by following the instructions set out on the enclosed Proxy Card.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting at https://www.virtualshareholdermeeting.com/AVCO2022 you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting but suggest you vote beforehand by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 29, 2022. In addition to the copies you have received, the Proxy Statement and our 2021 Annual Report on Form 10-K to Stockholders are available at: www.proxyvote.com.

By Order of the Board of Directors
/s/ Wenzhao “Daniel” Lu
Wenzhao “Daniel” Lu
Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares via proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Avalon GloboCare Corp.
4400 Route 9 South, Suite 3100
Freehold, New Jersey 07728
(732) 780-4400

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders on December 29, 2022:

Our Proxy Statement and
2021 Annual Report on Form 10-K are available at
www.proxyvote.com

Proxy materials are being first released or mailed on or about November 21, 2022, to all shareholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”).

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avalon GloboCare Corp. (“Avalon” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on December 29, 2022, at 11:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about November 21, 2022. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/AVCO2022. In addition to voting by submitting your proxy prior to the annual meeting, you also will be able to vote your shares electronically during the annual meeting.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting by attending the webcast voting the shares at such time, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on November 15, 2022 will be entitled to receive notice of, attend and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

Avalon has furnished these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on December 29, 2022, at 11:00 a.m. local time. This year’s annual meeting of shareholders will be held as a virtual meeting. Shareholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the annual meeting online via a live webcast by visiting www.virtualshareholdermeeting.com/AVCO2022. These materials have also been made available to you on the Internet. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about November 21, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•        this Proxy Statement for the Annual Meeting; and

•        the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

If you received paper copies of our proxy materials and wish to receive all future proxy materials, proxy cards and annual reports electronically, please follow the electronic delivery instructions on www.proxyvote.com. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and environmental impact of our annual shareholder meetings.

The Proxy Statement is first being sent to shareholders on or about November 21, 2022. Also on or about November 21, 2022, we will first make available to our shareholders this Proxy Statement and the form of proxy relating to the 2021 Annual Meeting filed with the SEC on November 21, 2022.

What is the proxy card?

The proxy card enables you to appoint David Jin, our Chief Executive Officer, and Luisa Ingargiola, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including:

•        the election of six persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

•        ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

In addition, management will act on such other matters as may properly come before the meeting or any adjournment thereof, report on the performance of the Company during fiscal year 2021 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 99,984,439 shares of Avalon common stock issued and outstanding. Thus, the presence of the holders of common stock representing at least 49,992,221 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

How can I get electronic access to the proxy materials?

The Proxy Statement provides you with instructions regarding how to:

•        view the Company’s proxy materials for the Annual Meeting on the Internet;

•        request hard copies of the materials; and

•        instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on November 15, 2022, your shares were registered directly in your name with our transfer agent, Vstock Transfer Inc., Inc., you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on November 15, 2022, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote by any of the following methods:

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•        By Mail.    You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•        Online at the Meeting.    You can vote at the meeting at www.virtualshareholdermeeting.com/AVCO2022.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•        By Mail.    You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•        Online at the Meeting.    You can vote at the meeting at www.virtualshareholdermeeting.com/AVCO2022.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers (see What happens if I do not give specific voting instructions). As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record.    If you are a stockholder of record and you:

•        indicate when voting on the Internet that you wish to vote as recommended by the Board of Directors, or

•        sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, but not on non-routine matters. Under New York Stock Exchange (“NYSE”) rules, if your shares are held by a member organization, as that term is defined under NYSE rules, responsibility for making a final determination as to whether a specific proposal constitutes a routine or non-routine matter rests with that organization, or third parties acting on its behalf.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•        for election of the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

•        for ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

Only one copy of the Annual Report on Form 10-K for the fiscal year ending December 31, 2021 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728; Attention: Chief Financial Officer.

If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

Interest of Officers and Directors in matters to be acted upon

Except for the election to our Board of the six nominees, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Avalon’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of November 15, 2022, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Name of Beneficial Owner(1)	Common Stock Beneficially Owned	Percentage of Common Stock(2)
Wenzhao Lu*(3)	37,337,869	34.8%
David Jin, MD, PhD*(4)	16,000,000	14.9%
Meng Li*(5)	5,600,000	5.2%
Luisa Ingargiola*(6)	2,400,000	2.2%
Yancen Lu*(7)	5,480,000	5.1%
Steven A. Sanders*(8)	310,000	**
Wilbert J. Tauzin II*(9)	730,000	**
William B. Stilley III*(10)	310,000	**
Tevi Troy*(11)	310,000	**
Yue (Charles) Li*(12)	270,000	**
All officers and directors as a group (10 persons)	68,747,869	64.1%

5% or greater beneficial owner
FSUNSHINE TRADING PTE LTD	5,736,452	5.3%

____________

*        Officer and/or director of our company.

**      Less than 1.0%.

(1)      Except as otherwise indicated, the address of each beneficial owner is c/o Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728.

(2)      Applicable percentage ownership is based on 99,984,439 shares of common stock outstanding as of November 15, 2022, together with securities exercisable or convertible into shares of common stock within 60 days of November 15, 2022 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of November 15, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)      Wenzhao Lu holds (i) 35,837,869 shares of common stock and (ii) 1,500,000 vested options to acquire 1,500,000 shares of common stock of our company.

(4)      David Jin holds (i) 15,450,000 shares of common stock and (ii) 550,000 vested options to acquire 550,000 shares of common stock of our company.

(5)      Meng Li holds (i) 5,150,000 shares of common stock and (ii) 450,000 vested options to acquire 450,000 shares of common stock of our company.

(6)      Represents 2,400,000 vested options to acquire 2,400,000 shares of common stock of our company.

(7)      Yancen Lu holds (i) 5,000,000 shares of common stock and (ii) 480,000 options, of which 460,000 shares have vested and an additional 20,000 shares shall vest within 60 days.

(8)      Represents stock option to acquire 310,000 shares of common stock of our company, which included 20,000 shares to be vested within 60 days.

(9)      Represents stock option to acquire 730,000 shares of common stock of our company, which included 10,000 shares to be vested within 60 days.

(10)    Represents stock option to acquire 310,000 shares of common stock of our company, which included 20,000 shares to be vested within 60 days.

(11)    Represents stock option to acquire 310,000 shares of common stock of our company, which included 20,000 shares to be vested within 60 days.

(12)    Represents stock option to acquire 270,000 shares of common stock of our company, which included 20,000 shares to be vested within 60 days.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 — Proposal for the Election of Six Directors” on page 18. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years. Our Board currently consists of nine persons, of which the six nominees included in this proxy statement have been nominated by the Company to stand for re-election. Meng Li, Yancen Lu and Charles Li were not nominated to be considered in this proxy statement.

Name	Age	Position
Wenzhao “Daniel” Lu	64	Chairman of the Board of Directors
David Jin, MD, PhD	54	Chief Executive Officer, President and Director
Meng Li*	44	Chief Operating Officer, Secretary and Director
Steven A. Sanders	76	Director
Yancen Lu*	47	Director
Wilbert J. Tauzin II	77	Director
William B. Stilley, III	54	Director
Tevi Troy	54	Director
Yue “Charles” Li*	48	Director

____________

*        Indicates that such director has not been nominated to serve on our Board of Directors.

Board Composition

Our business and affairs are organized under the direction of our board of directors, which currently consists of nine members. There are six nominees for the Board of Directors. Meng Li, Yancen Lu and Charles Li were not nominated to be considered in this proxy statement. The primary responsibility of our board of directors is to provide oversight, strategic guidance, counseling, and direction to our management team. Our board of directors meets on a regular basis and additionally as required.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Director Independence

Our board of directors currently consists of nine (9) members. Our board of directors has determined that Yancen Lu, William B. Stilley, III, Steven A. Sanders, Tevi Troy and Yue “Charles” Li, qualify as independent directors in accordance with the Nasdaq Capital Market (“Nasdaq”) listing requirements. Mr. Wenzhao “Daniel” Lu, Dr. David Jin Mr. Wilbert J. Tauzin II and Ms. Meng Li are not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Family Relationships

There are no family relationships among our directors or executive officers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors, or the Board, is primarily responsible for overseeing our risk management processes on behalf of our company. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Board focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our company are consistent with the board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

•        any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•        any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•        being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

•        being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•        being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•        being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

Establishment of Board Committees and Adoption of Charters

In November 2018, the Company established a Nominating and Corporate Governance Committee, a Compensation Committee and an Audit Committee (collectively, the “Committees”) and approved and adopted charters to govern each of the Committees.

In connection with the establishment of the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee, the Board of Directors of the Company appointed members to each such committee. Currently, all three committees are comprised of at least three (3) directors meeting the requirements set forth in each applicable charter. The membership of these three standing committees of the Board of Directors of the Company is as follows:

Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee
Steven Sanders (Chairman)	Yancen Lu (Chairman)	William Stilley (Chairman)
Tevi Troy	Steven Sanders	Yancen Lu
William Stilley	Tevi Troy	Steve Sanders

Nominating and Corporate Governance Committee

Our board of directors has determined that each of the members of the Nominating and Governance Committee (the “Governance Committee”) are “independent directors” as defined by Nasdaq. The Governance Committee generally responsible for recommending to our full board of directors’ policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board of directors and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board of directors ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law. The Governance Committee’s principal functions include:

•        developing and maintaining our corporate governance policy guidelines;

•        developing and maintaining our codes of conduct and ethics;

•        overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

•        evaluating the performance of our board of directors, its committees, and committee chairmen and our directors; and

•        selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur from time to time.

During 2021, the Nominating and Corporate Governance Committee did not meet. The Governance Committee is governed by a written charter approved by the board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.avalon-globocare.com in the “Investors” section of the website. In identifying potential independent board of directors’ candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board of directors, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed. In general, in considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in its corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to the board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to the Company’s Governance Committee. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has determined that the members are all “independent directors” as defined by the rules of Nasdaq applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Stilley is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of The NASDAQ Stock Market, Inc. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors. The Audit Committee’s principal functions include:

•        reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

•        reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

•        recommending to the board of directors the appointment of, and continued evaluation of the performance of, our independent auditor;

•        approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

•        reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

•        reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

•        reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

During 2021, the audit committee met four times. A copy of the Audit Committee’s charter is posted on the Company’s website at www.avalon-globocare.com in the “Investors” section of the website.

Meetings may be held from time to time to consider matters for which approval of our Board of Directors is desirable or is required by law.

Compensation Committee

Our compensation committee consists of Yancen Lu, Steven Sanders and Tevi Troy. Our board of directors has determined that each of the members are an “independent director” as defined by the Nasdaq rules applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits as well as director compensation. The Compensation Committee also administers our equity incentive plans. During the year ended December 31, 2021, the Compensation Committee did not meet. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.avalon-globocare.com in the “Investors” section of the website. The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with the Company’s key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, the Company’s internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

•        review and approve the Company’s compensation guidelines and structure;

•        review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

•        review and approve on an annual basis the evaluation process and compensation structure for the Company’s other officers, including salary, bonus, incentive and equity compensation; and

•        periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

Code of Ethics

We have a code of ethics that applies to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Board. A copy of this code is available in our employee handbook and under the “About Us — Code of Conduct” section of our website at www.avalon-globocare.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of our applicable trading market concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this report.

Indemnification of Directors and Officers

Our directors and executive officers are indemnified as provided by the Delaware law and our Bylaws. These provisions state that our directors may cause us to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or her as a result of him or her acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment. Such indemnification is at the discretion of our board of directors and is subject to the Securities and Exchange Commission’s policy regarding indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, or otherwise. We have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

DIRECTOR COMPENSATION

The following table sets forth compensation information for the Company’s directors for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	Change in Pension Value and Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Yue (Charles) Li(1)	60,000	—	76,185	—	—	—	136,185
Yancen Lu(2)	70,000	—	76,185	—	—	—	146,185
Wilbert Tauzin(3)	—	—	163,858	—	—	—	163,858
Wenzhao Lu	100,000	—	—	—	—	—	100,000
David Jin	—	—	—	—	—	—	—
Meng Li	—	—	—	—	—	—	—
Steven Sanders(4)	70,000	—	76,185	—	—	—	146,185
Tevi Troy(5)	60,000	—	76,185	—	—	—	136,185
William Stilley(6)	70,000	—	76,185	—	—	—	146,185

____________

(1)      Mr. Li’s 2021 compensation consisted of cash of $60,000 and 80,000 options vested and valued at $76,185.

(2)      Mr. Lu’s 2021 compensation consisted of cash of $70,000 and 80,000 options vested and valued at $76,185.

(3)      Mr. Tauzin’s 2021 compensation consisted of 200,000 options vested and valued at $163,858.

(4)      Mr. Sanders’s 2021 compensation consisted of cash of $70,000 and 80,000 options vested and valued at $76,185.

(5)      Mr. Troy’s 2021 compensation consisted of cash of $60,000 and 80,000 options vested and valued at $76,185.

(6)      Mr. Stilley’s 2021 compensation consisted of cash of $70,000 and 80,000 options vested and valued at $76,185.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of the Company’s Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of the Company’s consolidated financial statements, the Company’s independent registered public accounting firm’s qualifications and independence, the performance of the Company’s independent registered public accounting firm and the Company’s standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

The Company’s management is responsible for preparing our consolidated financial statements and managing the Company’s financial reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In this context, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2021 with management and with the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the statement on PCAOB AS 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company’s annual consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from the Company and its management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Respectfully submitted by the Audit Committee,

William Stilley (Chairman)
Yancen Lu
Steve Sanders

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are appointed annually by our Board of Directors and hold office until their successors are elected and duly qualified unless otherwise specified in an individual’s employment agreement. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company, and their ages as of November 15, 2022 are as follows:

Name	Age	Position
David Jin, MD, PHD	54	Chief Executive Officer and President
Meng Li	44	Chief Operating Officer and Secretary
Luisa Ingargiola	55	Chief Financial Officer

Biographical information regarding our executive officers as of November 15, 2022 is set forth below:

David Jin, Chief Executive Officer, President and Director

Dr. David Jin, MD, PhD, is Avalon’s Chief Executive Officer, President and a member of the Board of Directors. From 2009 to 2017, Dr. Jin has served as the Chief Medical Officer of BioTime, Inc. (NYSE American: BTX), a clinical stage regenerative medicine company with a focus on pluripotent stem cell technology. Dr. Jin also acts as a senior translational clinician-scientist at the Howard Hughes Medical Institute and the Ansary Stem Cell Center at Weill Cornell Medical College of Cornell University. Prior to his current endeavors, Dr. Jin was Chief Consultant/Advisor for various biotech/pharmaceutical companies regarding hematology, oncology, immunotherapy and stem cell-based technology development. Dr. Jin has been Principle Investigator in more than 15 pre-clinical and clinical trials, as well as author/co-author of over 80 peer-reviewed scientific abstracts, articles, reviews, and book chapters. Dr. Jin studied medicine at SUNY Downstate College of Medicine in Brooklyn, New York. He received his clinical training and subsequent faculty tenure at the New York-Presbyterian Hospital (the teaching hospital for both Cornell and Columbia Universities) in the areas of internal medicine, hematology, and clinical oncology. Dr. Jin was honored as Top Chief Medical Officer by ExecRank in 2012, as well as recognized by Leading Physicians of the World in 2015. Dr. Jin is qualified to serve as a director because of his role with Avalon and his extensive operational knowledge of, and executive level management experience in, the healthcare industry.

Meng Li, Chief Operating Officer and Secretary

Ms. Meng Li is Avalon’s Chief Operating Officer and Secretary and a member of the Board of Directors. Previously, Ms. Li served on the Board of Directors from October 2017 through July 2018 and was re-appointed in February 2019. Ms. Li has over 15 years of executive experience in international marketing, branding, communications, and media investment consultancy. Ms. Li served as Managing Director at Maxus/GroupM (a WPP Group company) where she was responsible for business P&L and corporate management from 2006 to 2015. Prior to joining Maxus/Group M, Ms. Li worked for Zenith Media (a Publicis Group company) from 2000 to 2006 as Senior Manager. Ms. Li received a Bachelor of Arts in International Economic Law from Dalian Maritime University in China. Ms. Li is qualified to serve as a director because of her role with Avalon and her executive level management experience.

Luisa Ingargiola, Chief Financial Officer

Luisa Ingargiola is the Company’s Chief Financial Officer. Ms Ingargiola has significant experience serving as Chief Financial Officer or Audit Chair for multiple NASDAQ and NYSE companies. She currently serves as Director and Audit Chair for several public companies including ElectraMeccanica (NASDAQ:SOLO), Dragonfly Energy (NASDAQ:DFLI)and Vision Marine Technolgoies (NASDAQ:VMAR)). From 2007 through 2016, Ms. Ingargiola served as the Chief Financial Officer and then Director at MagneGas Corporation (Nasdaq: MNGA). Prior to 2007, Ms. Ingargiola held various roles as Budget Director and Investment Analyst in several private companies. Ms. Ingargiola graduated in 1989 from Boston University with a Bachelor’s degree in Business Administration and a concentration in Finance. In 1996, she received her MBA in Health Administration from the University of South Florida. Ms. Ingargiola is qualified to serve as a Chief Financial Officer because of her extensive knowledge corporate governance, regulatory requirements, executive leadership and knowledge of, and experience in, financing and M&A transactions.

EXECUTIVE COMPENSATION

Executive Officers’ Compensation

The following table sets forth information concerning the annual and long-term compensation earned by or paid to the Company’s Chief Executive Officer and to other persons who served as executive officers as at and/or during the fiscal year ended December 31, 2021 or who earned compensation exceeding $100,000 during fiscal year 2021 (the “named executive officers”), for services as executive officers for the last two fiscal years.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. David Jin	2021	360,000	—	—	—	—	—	360,000
CEO	2020	360,000	—	642,584	—	—	—	1,002,584

Luisa Ingargiola	2021	350,000	—	—	—	—	—	350,000
CFO	2020	350,000	—	712,028	—	—	—	1,062,028

Meng Li	2021	340,000	—	—	—	—	—	340,000
COO	2020	340,000	—	481,942	—	—	—	821,942

Employment Agreements

David Jin

On December 1, 2016, the Company entered into an Executive Employment Agreement with David Jin, the Company’s CEO and President. Pursuant to the agreement, Mr. Jin will be employed as President and Chief Executive Officer of the Company which agreement had a term initially through November 30, 2017 unless earlier terminated pursuant to the terms of the agreement. On February 20, 2020, the Company entered into a Letter Agreement with Dr. Jin pursuant to which the term of Dr. Jin’s Executive Employment Agreement was extended an additional three years and granted Dr. Jin a Stock Option to acquire 400,000 shares of common stock at an exercise price of $1.52 per share for a period of ten years.

During the term of the agreement, Mr. Jin is entitled to a base salary and will be eligible for a discretionary performance bonus, equity awards and to participate in employee benefits plans as the Company may institute from time to time at the discretion of the Company’s Board of Directors. On January 3, 2019, the Company entered into a Letter Agreement with Dr. Jin, pursuant to which his annual base salary set forth in his employment agreement was increased to $360,000 effective January 1, 2019. Further, the Company agreed to grant Dr. Jin additional stock options to acquire 150,000 shares of common stock at an exercise price of $2.00 per share. Pursuant to the agreement, Mr. Jin may be terminated for “cause” as defined and Mr. Jin may resign for “good reason” as defined. In the event Mr. Jin is terminated without cause or resigns for good reason, the Company will be required to pay Mr. Jin all accrued salary and bonuses, reimbursement for all business expenses and Mr. Jin’s salary for one year. In the event Mr. Jin is terminated with cause, resigns without good reason, dies or is disabled, the Company will be required to pay Mr. Jin all accrued salary and bonuses and reimbursement for all business expenses. Under the agreement Mr. Jin is subject to confidentiality, non-compete and non-solicitation restrictions.

Meng Li

On January 11, 2017, Avalon Shanghai entered into an Executive Employment Agreement with Meng Li, the Company’s COO and Secretary. Pursuant to the agreement, Ms. Li will be employed as Chief Operating Officer and President of Avalon Shanghai initially through November 30, 2019, unless earlier terminated pursuant to the terms of the agreement. On February 20, 2020, the Company entered into a Letter Agreement with Meng Li pursuant to which the term of Ms. Li’s Executive Employment Agreement entered between the Company’ subsidiary and Ms. Li dated January 11, 2017 was extended an additional three years and granted Ms. Li a Stock Option to acquire 300,000 shares of common stock at an exercise price of $1.52 per share for a period of ten years.

During the term of the agreement, Ms. Li is be entitled to a base salary and will be eligible for a discretionary performance bonus, equity awards and to participate in employee benefits plans as the Avalon Shanghai may institute from time to time at the discretion of its Board of Directors. On January 3, 2019, the Company entered into a Letter Agreement with Ms. Li, pursuant to which her annual base salary set forth in her employment agreement was increased to $340,000 effective January 1, 2019. Further, the Company agreed to grant Ms. Li stock options to acquire 150,000 shares of common stock at an exercise price of $2.00 per share. Pursuant to the agreement, Ms. Li may be terminated for “cause” as defined and Ms. Li may resign for “good reason” as defined. In the event Ms. Li is terminated without cause or resigns for good reason, Avalon Shanghai will be required to pay Ms. Li all accrued salary and bonuses, reimbursement for all business expenses and Ms. Li’s salary for one year. In the event Ms. Li is terminated with cause, resigns without good reason, dies or is disabled, Avalon Shanghai will be required to pay Ms. Li all accrued salary and bonuses and reimbursement for all business expenses. Under the agreement Ms. Li is subject to confidentiality, non-compete and non-solicitation restrictions.

Luisa Ingargiola

On February 21, 2017, Ms. Ingargiola and the Company entered into an Executive Retention Agreement effective February 9, 2017 pursuant to which Ms. Ingargiola agreed to serve as Chief Financial Officer in consideration of an annual salary. On January 3, 2019, the Company entered into a Letter Agreement with Ms. Ingargiola, pursuant to which her annual base salary set forth in her employment agreement was increased to $350,000 effective January 1, 2019. The Company has agreed to provide a bonus of 50% of her base salary upon the Company timely filing its annual report on Form 10-K for the year ended December 31, 2017 and the Company raising gross proceeds of $20 million in debt and/or equity capital and a bonus of 100% of her base salary upon the Company achieving (i) any merger or sale of the Company or its assets, (ii) the Company achieving adjusted EBITDA of $10 million in a fiscal year, (iii) the Company achieving a listing on a national exchange and then or subsequently raising gross proceeds in the amount of $10 million. The Company also granted Ms. Ingargiola a Stock Option to acquire two million shares of common stock of the Company at an exercise price of $0.50 per share for a period of ten years. The Stock Options vest in 36 equal tranches commencing on the grant date. The Company and Ms. Ingargiola also entered into an Indemnification Agreement.

The employment of Ms. Ingargiola is at will and may be terminated at any time, with or without formal cause. Pursuant to the terms of executive retention agreement with Ms. Ingargiola, the Company has agreed to provide specified severance and bonus amounts and to accelerate the vesting on their equity awards upon termination upon a change of control or an involuntary termination, as each term is defined in the agreements.

In the event of a termination upon a change of control, Ms. Ingargiola is entitled to receive an amount equal to 12 months of her base salary and the target bonus then in effect for the executive officer for the year in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in the Company’s employ. In addition, the vesting on any stock option held by the executive officer will be accelerated in full. At the election of the executive officer, the Company will also continue to provide health related employee insurance coverage for twelve months, at the Company’s expense.

In the event of an involuntary termination, Ms. Ingargiola is entitled to receive an amount equal to six months of her base salary and the target bonus then in effect for the executive officer for the six months in which such termination occurs, such bonus payment to be pro-rated to reflect the full number of months the executive remained in the Company’s employ. Such payment will be increased to 12 months upon the one-year anniversary of the retention agreement. In addition, the vesting on any stock option held by the executive officer will be accelerated in full. At the election of the executive officer, the Company will also continue to provide health related employee insurance coverage for twelve months, at the Company’s expense.

On February 20, 2020, the Company entered into a Letter Agreement with Ms. Ingargiola granting Ms. Ingargiola a Stock Option to acquire 400,000 shares of common stock at an exercise price of $1.52 per share for a period of ten years.

Option Exercises and Stock Vested

There were no options exercised by our executive officers or stock vested to our executive officers during the year ended December 31, 2021.

Outstanding Equity Awards

The following table sets forth information with respect to the outstanding equity awards of our principal executive officers and principal financial officer during 2021, and each person who served as an executive officer of the Company as of December 31, 2021:

Outstanding Equity Awards
	Option Awards					Stock Awards
Name and principal position	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised options (#)	Options exercise price ($)	Option expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Luisa Ingargiola, CFO	—	—	—	—	—	—	—	—	—
David Jin, CEO	—	—	—	—	—	—	—	—	—
Meng Li, COO	—	—	—	—	—	—	—	—	—

No Pension Benefits

The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF SIX DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Wenzhao “Daniel” Lu	65	Chairman of the Board of Directors
David Jin, MD, PhD	55	Chief Executive Officer, President and Director
Steven A. Sanders	77	Director
Wilbert J. Tauzin II	79	Director
William B. Stilley, III	54	Director
Tevi Troy	54	Director

Officers are elected annually by the Board of Directors (subject to the terms of any employment agreement), at our annual meeting, to hold such officer until an officer’s successor has been duly appointed and qualified, unless an officer sooner dies, resigns or is removed by the Board.

The principal occupation and business experience during at least the past five years for our executive officers and directors is as follows:

Wenzhao “Daniel” Lu, Chairman of the Board of Directors

Mr. Wenzhao Lu is our Chairman of the Board. He is a seasoned healthcare entrepreneur with extensive operational knowledge and experience in China. He has been serving as Chairman of the Board for the Daopei Medical Group, or DPMG, since 2010. Under his leadership, DPMG has recently expanded its clinical network involving a state-of-the-art stem cell bank at Wuhan Biolake, three top-ranked private hospitals (located in Beijing, Shanghai, and Hebei), specialty hematology laboratories, as well as a hematology research institute, with more than 100 partnering and collaborating hospitals in China. DPMG was founded by Professor Daopei Lu, a renowned hematologist pioneering in hematopoietic stem cell transplant and member of the Academy of Engineering in China. Mr. Wenzhao Lu received a Bachelor of Arts from Temple University Tyler School of Arts in 1988 and subsequently worked as senior Art Director at Ogilvy & Mather Advertising Company. Prior to joining DPMG, Mr. Lu served as Chief Operating Officer for BioTime Asia Limited, which is a subsidiary of BioTime, Inc. (NYSE American: BTX) in 2009. Mr. Lu is qualified to serve as a director because of his extensive operational knowledge of, and executive level management experience in, the healthcare industry.

David Jin, Chief Executive Officer, President and Director

Dr. David Jin, MD, PhD, is our Chief Executive Officer, President and a member of the Board of Directors. From 2009 to 2017, Dr. Jin has served as the Chief Medical Officer of BioTime, Inc. (NYSE American: BTX), a clinical stage regenerative medicine company with a focus on pluripotent stem cell technology. Dr. Jin also acts as a senior translational clinician-scientist at the Howard Hughes Medical Institute and the Ansary Stem Cell Center at Weill Cornell Medical College of Cornell University. Prior to his current endeavors, Dr. Jin was Chief Consultant/Advisor for various biotech/pharmaceutical companies regarding hematology, oncology, immunotherapy and stem cell-based technology development. Dr. Jin has been Principle Investigator in more than 15 pre-clinical and clinical trials, as well as author/co-author of over 80 peer-reviewed scientific abstracts, articles, reviews, and book chapters. Dr. Jin studied medicine at SUNY Downstate College of Medicine in Brooklyn, New York. He received his clinical training and subsequent faculty tenure at the New York-Presbyterian Hospital (the teaching hospital for both Cornell and Columbia Universities) in the areas of internal medicine, hematology, and clinical oncology. Dr. Jin was honored as Top Chief Medical Officer by ExecRank in 2012, as well as recognized by Leading Physicians of the World in 2015. Dr. Jin is qualified to serve as a director because of his role with us, and his extensive operational knowledge of, and executive level management experience in, the healthcare industry.

Steven A. Sanders, Director

Steven A. Sanders is a member of the Board of Directors. Since January 2017, Mr. Sanders has been Of Counsel to the law firm of Ortoli Rosenstadt LLP. From July 2007 until January 2017, Mr. Sanders was a Senior Partner of Ortoli Rosenstadt LLP. From January 1, 2004 until June 30, 2007, he was Of Counsel to the law firm of Rubin, Bailin, Ortoli, LLP. From January 1, 2001 to December 31, 2003, he was Counsel to the law firm of Spitzer & Feldman PC. Mr. Sanders also serves as a Director of Helijet International, Inc. and Electrameccanica Vehicles Corp. (Nasdaq: SOLO). Additionally, he has been a director at the American Academy of Dramatic Arts since October 2013 and has been a director of the Bay Street Theater since February 2015. Mr. Sanders received his JD from Cornell University and his BBA from The City College of New York. Mr. Sanders is qualified to serve as a director because of his corporate, securities and international law experience, including working with companies in the life sciences industry.

Wilbert J. Tauzin II, Director

Wilbert J. Tauzin II is a member of the Board of Directors. From December 2010 until March 1, 2014, Congressman Tauzin served as Special Legislative Counsel to Alston & Bird LLP. From December 2004 to June 2010, Congressman Tauzin was President and Chief Executive Officer of the Pharmaceutical Research and Manufacturers of America, a trade group that serves as one of the pharmaceutical industry’s top lobbying groups. He served 12.5 terms in the U.S. House of Representatives, representing Louisiana’s 3rd Congressional District. From January 2001 through February 2004, Congressman Tauzin served as Chairman of the House Committee on Energy and Commerce. He also served as a senior member of the House Resources Committee and Deputy Majority Whip. Prior to serving as a member of Congress, Congressman Tauzin was a member of the Louisiana State Legislature, where he served as Chairman of the House Natural Resources Committee and Chief Administration Floor Leader. He served as Lead Independent Director of LHC Group, a publicly traded provider of quality home health care, from 2005 to 2021 and retains the role of Lead Independent Emeritus today. The Congressman also served on the Board of Entergy, a Fortune 500 company. In addition, the Congressman chartered a Louisiana State Savings and Loan Association and Chaired its first Board. He received a Bachelor of Arts Degree from Nicholls State University and a Juris Doctor degree from Louisiana State University. Congressman Tauzin is qualified to serve as a director because of his extensive knowledge of the pharmaceutical industry and his experience as a director of several publicly-traded and privately-held companies.

William B. Stilley, III, Director

William B. Stilley is a member of the Board of Directors. Mr. Stilley has been the chief executive officer and member of the board of directors of Purnovate, Inc. since August January 2021 and served as the chief executive officer of Adial Pharmaceuticals, Inc. from December 2010 to August 2022. From August 2008 until December 2010, he was the vice president, business development and strategic projects at Clinical Data, Inc. (NASDQ: CLDA). From February 2002, Mr. Stilley was the COO and CFO of Adenosine Therapeutics, LLC until the assets of Adenosine Therapeutics were acquired by Clinical Data, Inc. in August 2008. Mr. Stilley has advised both public and private companies on financing and M&A transactions, has been the interim CFO of a public company, the interim Chief Business Officer of Diffusion Pharmaceuticals from September 2015 through December 2015, and the COO and

CFO of a number of private companies. Before entering the business community, Mr. Stilley served as Captain in the U.S. Marine Corps. Mr. Stilley has an MBA with honors from the Darden School of Business and a B.S. in Commerce/Marketing from the McIntire School of Commerce at the University of Virginia. He currently serves on the Board of Advisors for Virginia BIO, the statewide biotechnology organization after serving for a decade on the Board of Directors. Mr. Stilley is qualified to serve as a director because of his extensive knowledge of the biotechnology industry, significant executive leadership and operational experience, and knowledge of, and experience in, financing and M&A transactions.

Tevi Troy, Director

Tevi Troy is a member of the Board of Directors. He is the director of the Presidential Leadership Initiative at the Bipartisan Policy Center. From 2014 to 2018, Dr. Troy was the founder and CEO of the American Health Policy Institute. Before that, Dr. Troy was Senior Fellow at Hudson Institute. On August 3, 2007, Dr. Troy was unanimously confirmed by the U.S. Senate as the Deputy Secretary of the U.S. Department of Health and Human Services. As Deputy Secretary, Dr. Troy was the chief operating officer of the largest civilian department in the federal government, with a budget of $716 billion and over 67,000 employees. Dr. Troy has extensive White House experience, having served in several high-level positions over a five-year period, culminating in his service as Deputy Assistant and then Acting Assistant to the President for Domestic Policy. Dr. Troy has held high-level positions on Capitol Hill as well. Dr. Troy is also a best-selling presidential historian and the author of five books. Dr. Troy’s many other affiliations include: contributing editor for Washingtonian magazine; member of the publication committee of National Affairs; member of the Board of Fellows of the Jewish Policy Center; a Senior Fellow at the Potomac Institute; and a member of the Bipartisan Commission on Biodefense. Dr. Troy has a B.S. in Industrial and Labor Relations from Cornell University and an M.A and Ph.D. in American Civilization from the University of Texas at Austin. Dr. Troy is qualified to serve as a director because of his extensive knowledge of the healthcare industry and his significant leadership experience.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s common stock present or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee of Avalon’s board of directors has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit its consolidated financial statements for the fiscal years ending December 31, 2022. At the annual meeting, stockholders will be asked to ratify the appointment of Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Stockholder ratification of the appointment of the independent registered public accounting firm is not required by the Company’s bylaws or other applicable legal requirements. However, Avalon’s board of directors submits the appointment of Marcum to stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of the holders of a majority of votes cast by the stockholders present in person or represented by proxy and entitled to vote thereon at the annual meeting, the appointment will be reconsidered by our audit committee. Even if the appointment is ratified, Avalon’s audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the fiscal year ending December 31, 2022 if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. A representative of Marcum is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Marcum served as Avalon’s independent auditors for the years ended December 31, 2021 and 2020. Aggregate fees billed to the Company for professional services rendered by Marcum during the last two fiscal years were as follows:

	Years Ended December 31,
	2021	2020
Audit Fees	$223,229	$252,144
Audit Related Fees	—	—
Tax Fees	—	15,450
All Other Fees	—	—
Totals	$223,229	$267,594

AUDIT FEES.    Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements, review of the Form 10-K, and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.

AUDIT-RELATED FEES.    Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and or review of our consolidated financial statements and are not reported under “Audit Fees”, such as audits and reviews in connection with acquisitions.

TAX FEES.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

ALL OTHER FEES.    Consists of fees for products and services other than the services reported above. There were no management consulting services provided in 2021 or 2020.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

The current policy of the directors, acting as the audit committee, is to approve the appointment of the principal auditing firm and any permissible audit-related services. The audit and audit related fees include fees for the annual audit of the financial statements and review of financial statements included in 10Q filings. Fees charged by the auditor were approved by the Board with engagement letters signed by the audit committee chairman.

The Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by the auditor. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by the auditor which are not encompassed by the Audit Committee’s annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by the auditor. The Audit Committee has approved all audit and permitted non-audit services performed by the auditor for the year ended December 31, 2021.

Vote Required for Approval

The approval of the Auditor Proposal requires the affirmative vote of the holders of a majority of votes cast by the stockholders present in person or represented by proxy and entitled to vote thereon at the annual meeting. Accordingly, abstentions and broker non-votes, if any, will have no effect on the outcome of the Auditor Proposal.

AVALON’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE AUDITOR PROPOSAL.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Avalon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 may be obtained without charge by writing to the Chief Financial Officer, Avalon GloboCare Corp., 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728. Avalon’s Annual Report on Form 10-K can also be found on Avalon’s website: www.avalon-globocare.com.

Stockholders Proposals for the 2023 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2023 annual meeting must be received by the Company no later than July 24, 2023 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the prior year’s mailing date) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to Avalon GloboCare Corp., Attn. Chief Financial Officer, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2023 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no less than 45 days in advance of the one year anniversary date of the date on which the Company first sent its proxy materials for the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2023 annual meeting of stockholders, notice must be provided to Avalon GloboCare Corp., Attn. Chief Financial Officer, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728 no later than October 11, 2023. If a stockholder fails to provide timely notice of a proposal to be presented at the 2022 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

STOCKHOLDER COMMUNICATION WITH THE BOARD

Our Board believes that it is important for current and potential stockholders and other interested parties to have a process to send communications to the Board. Accordingly, stockholders and other interested parties desiring to send a communication to the Board, or to a specific director, may do so by sending a letter to our executive offices at Avalon GloboCare Corp., Attn. Secretary, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” All such letters must identify the author as either a stockholder or non-stockholder and clearly state whether the intended recipients of the letter are all members of the Board or certain specified individual directors. The Secretary will open such communications, make copies, and then circulate them to the appropriate director or directors.

AVAILABILITY OF ANNUAL REPORT

The Company’s Annual Report includes its Annual Report on Form 10-K for the year ended December 31, 2021 (without exhibits) as filed with the SEC. The Company will furnish without charge upon written request a copy of its Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. The Company will furnish copies of such exhibits upon written request and payment of its reasonable expenses in furnishing such exhibits. Each such request must include a good faith representation that, as of the record date for the annual meeting, the person making such request was a beneficial owner of the Company’s common stock entitled to vote at the annual meeting. Such written request should be directed to the Company’s Secretary, 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728, (732) 780-4400.

Householding — Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, Avalon and servicers that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. As permitted by the Exchange Act, only one copy of this proxy statement will be delivered to multiple Avalon stockholders sharing an address unless contrary instructions have been received by from the impacted stockholders. Once you have received notice from Avalon (if you are an Avalon stockholder of record) or from your broker (if you are a beneficial owner of Avalon Common Stock) that Avalon or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate copies of Avalon’s annual disclosure documents and this proxy statement or if you currently receive multiple copies and would like to request “householding” of these communications, please notify your broker or Avalon. Direct your request to Avalon by calling or writing Avalon at its principal executive offices at (732) 780-4400 and 4400 Route 9 South, Suite 3100, Freehold, New Jersey 07728.

WHERE YOU CAN FIND MORE INFORMATION

Avalon files reports, proxy statements and other information with the SEC as required by the Exchange Act. The SEC maintains a website that contains reports, proxy statements and other information about Avalon. You can read Avalon’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. The reports and other information filed by Avalon with the SEC are also available at Avalon’s website, which is http://www.avalon-globocare.com. Information on Avalon’s website is not part of this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Acquisition or the proposals to be presented at the annual meeting, you should contact us by telephone or in writing:

Avalon GloboCare Corp.

4400 Route 9 South, Suite 3100

Freehold, New Jersey 07728

Telephone: (732) 780-4400

Attention: Secretary

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

Avalon has incorporated the information listed below from its Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC, which Annual Report is being mailed along with this proxy statement to Avalon stockholders of record:

•        Item 1 — Business

•        Item 1A — Risk Factors

•        Item 2 — Properties

•        Item 3 — Legal Proceedings

•        Item 5 — Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

•        Item 7A — Quantitative and Qualitative Disclosures About Market Risk

•        Item 8 — Financial Statements and Supplementary Data

•        Item 9 — Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

By Order of the Board of Directors,
/s/ Wenzhao “Daniel” Lu
Wenzhao “Daniel” Lu
Chairman of the Board of Directors

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail Avalon GloboCare Corp. As a shareholder of Avalon GloboCare Corp., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on December 30, 2022. INTERNET/MOBILE – https://[] Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. ONLINE AT THE MEETING - You can vote at the meeting at www.virtualshareholdermeeting.com/AVCO2022. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND “FOR” PROPOSAL 2. 1.Election of Directors (1) Wenzhao “Daniel” Lu FOR WITHHOLD (2) David Jin FOR WITHHOLD (3) Steven A. Sanders FOR WITHHOLD (4) Wilbert J. Tauzin, II FOR WITHHOLD (5) William B. Stilley, III FOR WITHHOLD (6) Tevi Troy FOR WITHHOLD 2. Proposal to ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Signature Signature, if held jointly Date , 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Avalon GloboCare Corp. PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 29, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder hereby appoints David Jin and Luisa Ingargiola or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of the common stock of Avalon GloboCare Corp. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on December 29, 2022 at 11:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual meeting format at www.virtualshareholdermeeting.com/AVCO2022. In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof. This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (IMPORTANT — This Proxy must be signed and dated on the reverse side.)